                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 7, 1996, on the consolidated financial statements of Enron Global Power & Pipelines L.L.C., included in Enron Global Power & Pipelines L.L.C.'s Form 10-K, for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                            ARTHUR ANDERSEN LLP

                                            By:   /s/  ARTHUR ANDERSEN LLP
                                            ------------------------------

Houston, Texas
November 1, 1996